Exhibit 10.2

[FORM OF INCREMENTAL WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS WARRANT.

Nature’s Miracle Holding Inc.

Warrant To Purchase Series A Convertible Preferred Stock

Warrant No.: [ ] Maximum Stated Value of Preferred Shares Issuable: $30,000,000	Issuance Date: [____], 202[__]

THIS WARRANT TO PURCHASE SERIES A CONVERTIBLE PREFERRED STOCK (the “Incremental Warrant”) certifies that, for value received, [_____________] or its permitted assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Issuance Date”) and on or prior to 5:00 p.m. (New York City time) on [__], 20[__]1 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Nature’s Miracle Holding Inc., a Delaware corporation (the “Company”), (i) Series A Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Preferred Shares”) and (ii) a warrant to purchase up to [_____]2 shares of Common Stock, substantially in the form attached hereto as Exhibit A (the “Common Warrant”). The purchase price of a Preferred Share, or portion thereof, under this Incremental Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Incremental Warrant is the Incremental Warrant issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of [__], 2025, by and among the Company and the investors referred to therein, as amended from time to time (the “Purchase Agreement”).

Section 1. Definitions. Capitalized terms used but not defined in this Section 1 or elsewhere in this Incremental Warrant shall have the meanings set forth in the Purchase Agreement.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Certificate of Designations” has the meaning ascribed to such term in the Purchase Agreement.

[1]	Insert the five (5) year anniversary of the Issuance Date.
[2]	To be equal to 100% of the number of shares of Common Stock issuable upon conversion of the Preferred Shares issuable upon exercise of this Incremental Warrant.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

“Principal Market” means the Nasdaq Global Market.

“Registration Rights Agreement” means that certain registration rights agreement, dated as of [__], 2025, by and among the Company and the initial holders of the Preferred Shares relating to, among other things, the registration of the resale of the Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of the Certificate of Designations and exercise of the Warrants (as defined in the Purchase Agreement), as may be amended from time to time.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

“Transfer Agent” means the transfer agent of the Company, if any, and any successor transfer agent of the Company.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Incremental Warrant may be made, in whole or in part, at any time or times on or after the Issuance Date and on or before the Termination Date (an “Exercise Date”) by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Exercise Notice in the form attached hereto as Exhibit B (the “Exercise Notice”). Within two (2) Trading Days following such Exercise Date. the Holder shall deliver the aggregate Exercise Price for the Preferred Shares in the stated value specified in the applicable Exercise Notice by wire transfer or cashier’s check drawn on a United States bank. No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Incremental Warrant to the Company until the Holder has purchased all of the Preferred Shares available hereunder and the Incremental Warrant has been exercised in full, in which case, the Holder shall surrender this Incremental Warrant to the Company for cancellation within three (3) Trading Days of the date the final Exercise Notice is delivered to the Company. Partial exercises of this Incremental Warrant resulting in purchases of a portion of the total number of Preferred Shares available hereunder shall have the effect of lowering the outstanding number of Preferred Shares purchasable hereunder in an amount equal to the applicable number of Preferred Shares purchased. The Holder and the Company shall maintain records showing the number of Preferred Shares purchased and the date of such purchases. The Holder and any permitted assignee, by acceptance of this Incremental Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Preferred Shares hereunder, the number of Preferred Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price to fund the purchase of the maximum stated value of Preferred Shares issuable under this Incremental Warrant shall be $27,000,000, subject to adjustment hereunder (the “Exercise Price”). For the avoidance of doubt and notwithstanding anything to the contrary set forth herein, in the event the Holder delivers an Exercise Notice for the purchase of Preferred Shares with a stated value less than the maximum stated value of Preferred Shares issuable under this Incremental Warrant, the Exercise Price for the purchase of such Preferred Shares shall be 90% of the face value of such Preferred Shares specified in the applicable Exercise Notice.

c) Mechanics of Exercise.

i. Delivery of Shares and Common Warrant Upon Exercise. On the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit C, to the Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the first (1st) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade of such Preferred Shares initiated on the applicable Exercise Date), the Company shall (i) (X) credit such aggregate number of Preferred Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the Fast Automated Securities Transfer “FAST”), upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of Preferred Shares to which the Holder shall be entitled pursuant to such exercise and (ii) issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a duly authorized Common Warrant, registered in the name of the Holder or its designee. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Preferred Shares with respect to which this Incremental Warrant has been exercised, irrespective of the date such Preferred Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Preferred Shares (as the case may be). Notwithstanding the foregoing, the Company’s failure to deliver Preferred Shares and the Common Warrant to the Holder on or prior to the later of (i) one (1) Trading Day after receipt of the applicable Exercise Notice (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade of such Preferred Shares initiated on the applicable Exercise Date) and (ii) the date of the Company’s receipt of the aggregate Exercise Price (such later date, the “Delivery Date”) shall not be deemed to be a breach of this Incremental Warrant.

ii. Delivery of New Incremental Warrants Upon Exercise. If this Incremental Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Incremental Warrant certificate, at the time of delivery of the Preferred Shares, deliver to the Holder a new Incremental Warrant evidencing the rights of the Holder to purchase the unpurchased stated value of the Preferred Shares called for by this Incremental Warrant, which new Incremental Warrant shall in all other respects be identical with this Incremental Warrant.

iii. Rescission Rights. If the Company fails to deliver the Preferred Shares and Common Warrant by the 3rd Trading Day following the Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Call Provision. Subject to the provisions of this Section 2(c), if, no earlier than solely with respect to the first Call, if any, after the Issuance Date, 30 Trading Days following the Registration Effectiveness Date (as defined in the Purchase Agreement) and, with respect to each other Call, if any, 60 Trading Days following the most recent exercise or cancellation of this Incremental Warrant (each, a “Funding Date”), (i) the VWAP for each of 20 Trading Days (the “Measurement Period,” which 20 consecutive Trading Day period shall not have commenced until after the applicable Funding Date) exceeds $1.50 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like after the Issuance Date), (ii) the average daily volume for such Measurement Period exceeds $500,000 per Trading Day, (iii) the aggregate stated value of the outstanding Preferred Shares is less than or equal to $1,000,000, (iv) the Incremental Warrant Conversion Shares (as defined in the Purchase Agreement) are registered for resale pursuant to an effective registration statement and (v) there has not been an Equity Conditions Failure (as defined in the Certificate of Designations), then the Company may, within 1 Trading Day of the end of such Measurement Period, call for cancellation of all or any portion of this Incremental Warrant for which an Exercise Notice has not yet been delivered (such right, a “Call”) for consideration equal to the applicable number of Preferred Shares issuable upon exercise or cancellation of this Incremental Warrant and the Common Warrant. To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a “Call Notice”), indicating therein the portion of unexercised portion of this Incremental Warrant to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Incremental Warrant subject to such Call Notice for which an Exercise Notice shall not have been received by the Call Date will be cancelled at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date and time, the “Call Date”). Any unexercised portion of this Incremental Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Exercise Notice with respect to Preferred Shares subject to a Call Notice that are tendered through 6:30 p.m. (New York City time) on the Call Date. The parties agree that any Exercise Notice delivered following a Call Notice which calls less than all of this Incremental Warrant shall first reduce to zero the number of Preferred Shares subject to such Call Notice prior to reducing the remaining Preferred Shares available for purchase under this Incremental Warrant. For example, if (A) this Incremental Warrant then permits the Holder to acquire 100 Preferred Shares, (B) a Call Notice pertains to 75 Preferred Shares, and (C) prior to 6:30 p.m. (New York City time) on the Call Date the Holder tenders an Exercise Notice in respect of 50 Preferred Shares, then (x) on the Call Date the right under this Incremental Warrant to acquire 25 Preferred Shares will be automatically cancelled, (y) the Company, in the time and manner required under this Incremental Warrant, will have issued and delivered to the Holder 50 Preferred Shares in respect of the exercises following receipt of the Call Notice, and (z) the Holder may, until the Termination Date, exercise this Incremental Warrant for 25 Preferred Shares (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 2(c)(iv), the Company may deliver subsequent Call Notices for any portion of this Incremental Warrant for which the Holder shall not have delivered an Exercise Notice. Notwithstanding anything to the contrary set forth in this Incremental Warrant, the Company may not deliver a Call Notice or require the cancellation of this Incremental Warrant (and any such Call Notice shall be void), unless, from the beginning of the Measurement Period through the Call Date, (1) the Company shall have honored in accordance with the terms of this Incremental Warrant all Exercise Notices delivered by 6:30 p.m. (New York City time) on the Call Date, and (2) the Registration Statement shall be effective as to all Incremental Warrant Conversion Shares (as defined in the Purchase Agreement) and the prospectus thereunder available for use by the Holder, or Rule 144 shall be available without time, volume or manner of sale limitations, for the resale of all such Incremental Warrant Conversion Shares, (3) the Common Stock shall be listed or quoted for trading on the Principal Market, and (4) there is a sufficient number of authorized shares of Common Stock for issuance of all Securities (as defined in the Purchase Agreement) under the Transaction Documents, and (5) the issuance of all Preferred Shares subject to a Call Notice shall not cause a breach of any provision of Section 2(c) herein. The Company’s right to call the Incremental Warrants under this Section 2(c)(iv) shall be exercised ratably among the Holders based on each Holder’s initial purchase of Incremental Warrants. Notwithstanding anything herein to the contrary, the Company shall not be permitted to deliver any Call Notice, nor shall the Company be permitted to effectuate any Call, with respect to Preferred Shares with an aggregate stated value in excess of $3,000,000.

Section 3. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 3(d) hereof, this Incremental Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Incremental Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Incremental Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Incremental Warrant in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Incremental Warrant evidencing the portion of this Incremental Warrant not so assigned, and this Incremental Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Incremental Warrant to the Company unless the Holder has assigned this Incremental Warrant in full, in which case, the Holder shall surrender this Incremental Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Incremental Warrant in full. The Incremental Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Preferred Shares without having a new Incremental Warrant issued.

b) New Incremental Warrants. This Incremental Warrant may be divided or combined with other Incremental Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Incremental Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Incremental Warrant or Incremental Warrants in exchange for the Incremental Warrant or Incremental Warrants to be divided or combined in accordance with such notice. All Incremental Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Incremental Warrant and shall be identical with this Incremental Warrant except as to the number of Preferred Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Incremental Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Incremental Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Incremental Warrant in connection with any transfer of this Incremental Warrant, the transfer of this Incremental Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Incremental Warrant, as the case may be, provides to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that the transfer of this Incremental Warrant does not require registration under the Securities Act.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Incremental Warrant and, upon any exercise hereof, will acquire the Preferred Shares and Common Warrant issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Preferred Shares and Common Warrant or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Incremental Warrant or any share certificate relating to the Preferred Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Incremental Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Incremental Warrant or share certificate, if mutilated, the Company will make and deliver a new Incremental Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Incremental Warrant or share certificate.

b) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

c) CFIUS. Notwithstanding anything to the contrary, at no time shall the Holder (a) be given rights that would allow it to control the Company; (b) have access to any material nonpublic technical information in the possession of the Company; (c) have the right to appoint any member or observer to the board of directors of the Company; or (d) be involved, other than through voting of shares, in the Company’s substantive decision making regarding (i) the use, development, acquisition, safekeeping, or release of sensitive personal data of U.S. citizens that the Company maintains or collects; (ii) the use, development, acquisition, or release of critical technologies; or (iii) the management, operation, manufacture, or supply of covered investment critical infrastructure, to the extent the Company at any time owns, operates, provides goods or service, or otherwise becomes involved in covered investment critical infrastructure. The terms in this paragraph are defined as they are defined in Section 721 of the U.S. Defense Production Act of 1950, as amended, and the regulations at 31 C.F.R Part 800, as they may be amended from time to time.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Incremental Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of this Incremental Warrant shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Incremental Warrant. If any party shall commence an action or proceeding to enforce any provisions of this Incremental Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Restrictions. The Holder acknowledges that the Preferred Shares and Common Warrant acquired upon the exercise of this Incremental Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

f) Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.

g) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Exercise Notice, shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service, addressed to the Company, at 858 N. Central Ave., Upland, California 91786, Attention: Tie (James) Li, e-mail address: james.li@nature-miracle.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service addressed to each Holder at the email address of such Holder appearing on the books of the Company, or if no such email address appears on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

h) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Incremental Warrant to purchase Preferred Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Incremental Warrant. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Incremental Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

j) Successors and Assigns. Subject to applicable securities laws, this Incremental Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Incremental Warrant are intended to be for the benefit of any permitted Holder from time to time of this Incremental Warrant and shall be enforceable by such Holder or holder of Preferred Shares.

k) Amendment. This Incremental Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

l) Severability. Wherever possible, each provision of this Incremental Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Incremental Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Incremental Warrant.

m) Headings. The headings used in this Incremental Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Incremental Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Series A Convertible Preferred Stock to be duly executed as of the Issuance Date set out above.

NATURE’S MIRACLE HOLDING Inc.

By:
Name:
Title:

[Signature Page to Incremental Warrant]

EXHIBIT A

Form of Common Warrant

EXHIBIT B

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE SERIES A CONVERTIBLE PREFERRED STOCK

NATURE’S MIRACLE HOLDING INC.

The undersigned holder hereby elects to exercise the Warrant to Purchase Series A Convertible Preferred Stock No. _______ (the “Incremental Warrant”) of Nature’s Miracle Holding Inc., a Delaware corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Incremental Warrant.

(1) The undersigned hereby elects to purchase Preferred Shares of the Company with a stated value of $________ and a Common Warrant to purchase ______ shares of Common Stock of the Company, in each case pursuant to the terms of the attached Incremental Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of:

☐ in lawful money of the United States; or

(3) Please issue said Preferred Shares and Common Warrant in the name of the undersigned or in such other name as is specified below:

The Preferred Shares and Common Warrant shall be delivered to the following [Address]:

_______________________________

_______________________________

_______________________________

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __,

_____________________

Name of Registered Holder

By:
Name:
Title:

Tax ID: ____________________________

Facsimile: __________________________

E-mail Address:  _____________________

EXHIBIT C

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ______________ to issue the above indicated number of shares of Series A Preferred Stock in accordance with the Transfer Agent Instructions dated _________, 202_, from the Company and acknowledged and agreed to by _______________.

NATURE’S MIRACLE HOLDING Inc.

By:
Name:
Title:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] of the foregoing Incremental Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________ whose address is _______________________________________________

Dated: ______________, _______

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Incremental Warrant, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Incremental Warrant.